UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 30, 2009

Date of Report (Date of earliest event reported)

CITIZENS HOLDING COMPANY

(Exact name of the registrant as specified in its charter)

Mississippi	001-15375	64-0666512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Main Street

Philadelphia, Mississippi 39350

(Address of principal executive office) (Zip Code)

(601) 656-4692

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events.

On April 28, 2009, the Board of Directors of Citizens Holding Company (the “Company”) authorized a share repurchase plan (the “Plan”) pursuant to which up to 250,000 shares of the Company’s common stock, par value $.20 per share, may be repurchased. The Plan has been established under Rules 10b5-1 and 10b-18 promulgated under the Securities Exchange Act of 1934, as amended. The Plan is effective as of May 1, 2009 and will terminate no later than April 30, 2010.

A copy of the press release announcing the share repurchase plan is filed as exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated April 30, 2009, issued by Citizens Holding Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

BY:	/s/ Robert T. Smith
Robert T. Smith
Treasurer and Chief Financial Officer

DATE: April 30, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 30, 2009, issued by Citizens Holding Company